      MORGAN STANLEY INSTITUTIONAL FUND TRUST - CORE FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2009 - MARCH 31, 2010

                                                                     AMOUNT OF
                                      OFFERING                        SHARES
    SECURITY      PURCHASE/  SIZE OF  PRICE OF      TOTAL AMOUNT     PURCHASED
   PURCHASED     TRADE DATE OFFERING   SHARES       OF OFFERING       BY FUND
---------------- ---------- -------- --------- -------------------- ----------
    Boston       10/06/09      --      $99.931    $7,000,000,000.00    150,000
 Properties LP
  5.875% due
  10/15/2019

 Commonwealth    10/08/08      --      $99.448    $1,500,000,000.00     75,000
    Bank of
   Australia
  5.000% due
  10/15/2019

 Amphenol Corp   10/29/09      --      $99.813      $600,000,000.00     50,000
  4.750% due
  11/15/2014

  % OF     % OF
 OFFERING  FUNDS
PURCHASED  TOTAL
 BY FUND  ASSETS       BROKERS        PURCHASED FROM
--------- ------ ------------------- ----------------
    0.02%  0.16%     BofA Merril     Banc of America
                    Lynch, Citi,
                    deutsche Bank
                     Securities,
                     BNY Mellon
                       Capital
                    Markets LLC,
                     Wells Fargo
                     Securities,
                     Capital One
                     Southcoast,
                     Cmmerzbank
                    Corporates &
                      Markets,
                   Mitsubishi UFJ
                     Securities,
                     PNC Capital
                    Markets LLC,
                     RBS, Scotia
                      Capital,
                      SunTrust
                      Robinson
                    Humphrey, TD
                     Securities,
                    U.S. Bancorp
                     Investments
                        Inc.

    0.01%  0.08%   Goldman, Sachs    Goldman Sachs
                     & Co., J.P.
                       Morgan
                     Securities
                    Inc., Morgan
                    Stanley & Co.
                    Incorporated,
                    Commonwealth
                       Bank of
                      Australia

    0.01%  0.05%     BofA Merrill    Bank of America
                       Lynchg,
                    Deutsche Bank
                     Securities,
                     J.P. Morgan,
                     wells Fargo
                     Securities,
                    Mitsubishi UFJ
                     Securities,
                        Mizuho
                    Securities USA
                    Inc., RBS, TD
                      Securities

     Quest       11/12/09      --      $98.491      $500,000,000.00     55,000
  Diagnostics
  Inc. 4.750%
 due 1/30/2020

     Waste       11/12/09      --      $99.466      $600,000,000.00    315,000
  Management
  Inc. 6.125%
due 11/30/2039

   Amerisource   11/16/09      --      $99.174      $400,000,000.00     30,000
  Bergen Corp.
   4.875% due
   11/15/2019

    0.01%  0.06%     BofA Merrill    Bank of America
                    Lynch, Morgan
                    Stanley, RBS,
                     Wells Fargo
                     Securities,
                       Barclays
                       Capital,
                     Calyon, J.P.
                       Morgan,
                    Mitsubishi UFJ
                     Securities,
                     U.S. Bancorp
                     Investments,
                         Inc.

    0.05%  0.20%     BNP PARIBAS,    JP Morgan
                     J.P. Morgan,
                   Scotia Capital,
                     Wells Fargo
                     Securities,
                    CALYON, Citi,
                       Comerica
                     Securities,
                        Daiwa
                      Securities
                    America Inc.,
                    Goldman, Sachs
                        & Co.,
                    Mitsubishi UFJ
                     Securities,
                        Mizuho
                    Securities USA
                     Inc., Morgan
                       Keegan &
                    Company, Inc.
                       SunTrust
                       Robinson
                    Humphrey, U.S.
                       Bancorp
                     Investments,
                         Inc.

    0.01%  0.03%     BofA Merrill    Banc of America
                     Lynch, J.P.
                       Morgan,
                       Barclays
                       Capital,
                    Deutsche Bank
                     Securities,
                    Goldman, Sachs
                        & Co.,
                    Mitsubishi UFJ
                     Securities,
                        Mizuho
                    Securities USA
                      Inc., PNC
                   Capital Markets
                     LLC, Scotia
                    Capital, Wells
                   Fargo Securities

   Hess Corp     12/09/09      --      $99.234      $750,000,000.00    100,000
  6.000% due
   1/15/2040

  Freddie Mac    01/06/10      --      $99.974    $4,000,000,000.00    200,000
  2.875% due
   2/9/2015

    Motiva       01/06/10      --      $99.804 $1,000,00,000,000.00     75,000
  Enterprises
LLC 5.750% due
   1/15/2020

   Rabobank      1/8/10        --      $99.968       $1,750,000,000    335,000
 Nederland NV
  4.750% due
   1/15/2020

Simon Property   1/19/10       --      $99.621       $1,250,000,000     85,000
   Group LP
  5.650% due
   2/1/2020

    0.01%  0.11%   Goldman Sachs &   JP Morgan
                      Co., J.P.      Securities, Inc.
                    Morgan, Morgan
                       Stanley

    0.04%  0.23%    Deutsche Bank    Deutsche Bank
                      Securities
                   Inc., Citigroup
                    Global Markets
                    Inc., Barclays
                     Capital, RBS
                      Securities
                     Inc., Morgan
                    Stanley & Co.
                    Incorporated,
                       Finacorp
                      Securities

    0.01%  0.09%    Credit Suisse,   Credit Suisse
                     J.P. Morgan,    Securities (USA)
                    Citi, Calyon,    LLC
                   RBS, Mitsubishi
                   UFJ Securities,
                       SunTrust
                       Robinson
                       Humphrey

    0.02%  0.39%      Rabonbank      Credit Suisse
                    International,   Securities (USA)
                     BNP Paribas,    LLC
                       Barclays
                    Capital, Citi,
                    Credit Suisse,
                        Daiwa
                   Securities SMBC
                   Europe, Goldman
                        Sachs
                    International,
                     J.P. Morgan,
                    Merrill Lynch
                    International,
                        Mizuho
                    International
                     plc, Morgan
                   Stanley, Nomura
                    International,
                    UBS Investment
                         Bank

    0.01%  0.10%     Citi, Morgan    Barclays
                    Stanley, RBS,    Capital, Inc.
                       Barclays

 Adobe Systems   1/25/10       --      $99.387         $900,000,000    115,000
  Inc. 4.750%
 due 2/1/2020

 Nissan Master   1/27/10       --     $100.000         $900,000,000    225,000
  Owner Trust
 0.23063% due
   1/15/2015

     Korea       02/03/10      --      $99.724      $750,000,000.00    300,000
  Development
  Bank 4.375%
 due 8/10/2015

                       Capital,
                     CALYON, RBC
                       Capital
                    Markets, Fifth
                        Third
                     Securities,
                     Inc., Scotia
                   Capital, Morgan
                       Keegan &
                    Company, Inc.,
                       SunTrust
                       Robinson
                       Humphrey

    0.01%  0.13%     BofA Merrill    Banc of America
                    Lynch, Morgan
                    Stanley, J.P.
                    Morgan, Wells
                        Fargo
                     Securities,
                      Citi, BNP
                   PARIBAS, Credit
                    Suisse, Daiwa
                      Securities
                    America Inc.,
                    Mitsubishi UFJ
                   Securities, RBS

    0.02%  0.26%      RBS, BofA      RBS Securities
                    Merrill Lynch,
                       Barclays
                     Capital, BNP
                   PARIBAS, Calyon
                     Securities,
                        HSBC,
                    Mitsubishi UFJ
                     Securities,
                   SOCIETE GENERALE

     0.05  0.25%     BNP Paribas     Banc of America
                      Securities
                    Corp., Daewoo
                   Securities Co.,
                      Ltd., The
                     Hongkong and
                       Shanghai
                       Banking
                     Corporation
                       Limited,
                    Merrill Lynch,
                    Pierce, Fenner
                       & Smith
                    Incorporated,
                    Morgan Stanley
                        & Co.
                    International
                         plc

  PNC Funding    02/03/10      --      $99.861    $1,000,000,000.00    135,000
 Corp. 5.125%
 due 2/8/2020

    Pacific      02/04/10      --      $99.303      $450,000,000.00    100,000
   LifeCorp
  6.000% due
   2/10/2020

  Nationwide     02/18/10      --      $99.765      $800,000,000.00    345,000
   Building
Society 6.250%
 due 2/25/2020

 Comcast Corp.   02/24/10      --      $99.899    $1,400,000,000.00     75,000
  5.150% due
   3/1/2020

    0.01%  0.16%      JP Morgan,     JP Morgan
                   Morgan Stanley,
                     PNC Capital
                     Markets LLC,
                       Barclays
                    Capital, BofA
                    Merrill Lynch,
                         Citi

    0.02%  0.12%     BofA Merrill    UBS Warburg
                     Lynch, J.P.
                     Morgan, UBS
                      Investment
                    Bank, Barclays
                     Capital, BNP
                     PARIBAS, BNY
                    Mellon Capital
                    Markets, LLC,
                    CALYON, Citi,
                     Commerzbank
                     Corporates &
                       Markets,
                    Deutsche Bank
                     Securities,
                        HSBC,
                    Mitsubishi UFJ
                   Securities, PNC
                   Capital Markets
                      LLC, RBS,
                       SOCIETE
                    GENERALE, The
                       Williams
                    Capital Group,
                      L.P., U.S.
                       Bancorp
                     Investments,
                     Inc., Wells
                        Fargo
                     Securities,

    0.04%  0.41%       Barclays      Banc of America
                    Capital Inc.,
                   Banc of America
                   Securities LLC,
                    Morgan Stanley
                        & Co.
                     Incorporated

    0.01%  0.09%    Deutsche Bank    Greenwich
                     Securities,     Capital
                    Mitsubishi UFJ
                     Securities,
                       RBS, UBS
                      Investment
                      Bank, BofA
                    Merrill Lynch,
                       Barclays
                     Capital, BNP
                    PARIBAS, Citi,
                        Daiwa
                      Securities
                    America Inc.,
                    Goldman, Sachs
                        & Co.,

   Municipal     03/05/10      --     $100.000    $1,012,235,000.00    155,000
   Electric
 Authority of
Georgia 6.655%
 due 4/1/2057

  Ameriprise     03/08/10      --      $99.761      $750,000,000.00     45,000
Financial Inc.
  5.300% due
    3/15/20

  The City of    03/19/10      --     $100.000      $750,000,000.00     85,000
   New York
  5.968% due
   3/1/20236

                     J.P.Morgan,
                   Morgan Stnaley,
                     Wells Fargo
                     Securities,
                     Broadpoint.
                      Gleacher,
                       SunTrust
                       Robinson
                      Humphrey,
                      Lloyds TSB
                      Corporate
                   Markets, Mizuho
                    Securities USA
                       Inc., US
                       Bancorp
                     Investments,
                      Inc., BNY
                    Mellon Capital
                    Markets, LLC,
                     Loop Capital
                    Markets, LLC,
                     The Williams
                    Capital Group,
                    L.P., Blaylock
                     Robert Van,
                    LLC, M.R. Beal
                      & Company,
                    Ramirez & Co.,
                    Inc., Guzman &
                       Company

    0.02%  0.18%    Goldman, Sachs   Goldman Sachs
                    & Co., Morgan
                     Stanley, BMO
                       Capital
                    Markets, Citi,
                     J.P. Morgan,
                       Barclays
                    Capital, BofA
                    Merrill Lynch,
                   FirstSouthwest,
                     Wells Fargo
                      Securities

    0.01%  0.05%    Goldman, Sachs   Goldman Sachs
                    & Co., Credit
                    Suisse, Morgan
                    Stanley, BofA
                    Merrill Lynch,
                      HSBC, J.P.
                    Morgan, Wells
                   Fargo Securities

    0.01%  0.10%       Siebert       Siebert Branford
                   Brandford Shank   Shank
                     & Co., LLC,
                     BofA Merrill
                     Lynch, Citi,
                     J.P. Morgan,

    Chicago      03/24/10      --     $100.000      $550,000,000.00    100,000
    Transit
   Authority
  6.200% due
   12/1/2040

                   Morgan Stanley,
                       Barclays
                    Capital, M.R.
                   Beal & Company,
                       Fidelity
                       Capital
                       Markets,
                    Goldman, Sachs
                        & Co.,
                     Jefferies &
                    Company, Loop
                       Capital
                    Markets, LLC,
                    Ramirez & Co.,
                      Inc., Rice
                      Financial
                       Products
                       Company,
                     Roosevelt &
                        Cross
                    Incorporated,
                       Soutwest
                     Securities,
                    Inc., Wachovia
                    Bank, National
                     Association,
                   Cabrera Capital
                    Markets, LLC,
                       Jackson
                     Securities,
                        Janney
                      Montgomery
                      Scott LLC,
                     Lebenthal &
                    Co., LLC, MFR
                     Securities,
                     Inc., Morgan
                       Keegan &
                    Company, Inc.,
                   Raymond James &
                     Associates,
                      Inc., RBC
                       Capital
                     Markets, TD
                      Securities

    0.00%  0.12%    Goldman, Sachs   Goldman Sachs
                    & Co., Cabrera
                       Capital
                    Markets, LLC,
                   Blaylock Robert
                    Van, LLC, BMO
                       Capital
                       Markets,
                   Duncan-Williams,
                   Inc., Jefferies
                   & Company, J.P.
                     Morgan, Loop
                       Capital
                    Markets, LLC,
                       Melvin &
                       Company,

                        Morgan
                       Stanley,
                    Wachovia Bank,
                       National
                     Association